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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports dated January 22, 2001, included in Northern Border Partners, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in or made a part of this Registration Statement on Form S-4.





ARTHUR ANDERSEN LLP

Omaha, Nebraska,
July 2, 2001